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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 8, 2003


                              DAVE & BUSTER'S, INC.
             (Exact name of registrant as specified in its charter)


   MISSOURI                       0000943823                    43-1532756
  (State of                    (Commission File               (IRS Employer
incorporation)                      Number)               Identification Number)


                                2481 MANANA DRIVE
                                 DALLAS TX 75220
                    (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (214) 357-9588


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.  The following are filed as Exhibits to this Report.

              99.1      Dave & Buster's, Inc. News Release dated October 8, 2003


ITEM 9.  REGULATION FD DISCLOSURE.

              On October 8, 2003, the Company issued a news release regarding the closing of its acquisition of the business and assets of Funtime Hospitality Corp, its Canadian licensee. A copy of the news release is furnished herewith as
Exhibit 99.1.

Limitation on Incorporation by Reference: In accordance with general instruction
B.2 of Form 8-K, the information in this report is furnished under Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DAVE & BUSTER'S, INC.



Date:  October 8, 2003                   By: /s/ John S. Davis
                                             -----------------------------------
                                         John S. Davis
                                         Senior Vice President & General Counsel


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